UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02; 000-23108	333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 800 Prides Crossing Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware	800 Prides Crossing Suite 100 Newark, Delaware	19713	51-0020270
(State or jurisdiction of incorporation or organization of the sponsor)	(Address of Principal Executive Office)	(Zip Code)	(IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Class A(2017-5) Notice of LIBOR Replacement.

On June 20, 2023, in connection with that certain Terms Document, dated as of June 30, 2017, by and between Discover Card Execution Note Trust, a statutory trust created under the laws of the State of Delaware (the “Issuer”) and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as indenture trustee (the “Indenture Trustee”), to Second Amended and Restated Indenture Supplement, dated as of December 22, 2015 (as amended or supplemented, the “Indenture Supplement”), for the DiscoverSeries Notes, by and between the Issuer and the Indenture Trustee, to Amended and Restated Indenture, dated as of December 22, 2015 (as amended or supplemented, the “Master Indenture”), by and between the Issuer and the Indenture Trustee, pertaining to the Class A(2017-5) DiscoverSeries Notes (the “Class A(2017-5) Notes”), and the Regulation Implementing the LIBOR Act, as published in the Federal Register on January 26, 2023 (the “Final Regulations”), Discover Bank, as Calculation Agent (the “Calculation Agent”), delivered to the Indenture Trustee a Notice of LIBOR Replacement (the “Class A(2017-5) Notice of LIBOR Replacement”) with respect to the Class A(2017-5) Notes. A copy of the Class A(2017-5) Notice of LIBOR Replacement is filed as Exhibit 8.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Class A(2018-6) Notice of LIBOR Replacement.

On June 20, 2023, in connection with that certain Terms Document, dated as of October 11, 2018, by and between the Issuer and the Indenture Trustee, to the Indenture Supplement to the Master Indenture, pertaining to the Class A(2018-6) DiscoverSeries Notes (the “Class A(2018-6) Notes”), and the Final Regulations, the Calculation Agent delivered to the Indenture Trustee a Notice of LIBOR Replacement (the “Class A(2018-6) Notice of LIBOR Replacement”) with respect to the Class A(2018-6) Notes. A copy of the Class A(2018-6) Notice of LIBOR Replacement is filed as Exhibit 8.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits

Exhibit 8.1	Class A(2017-5) Notice of LIBOR Replacement to U.S. Bank Trust Company, National Association, as Indenture Trustee, from Discover Bank, as Calculation Agent.

Exhibit 8.2	Class A(2018-6) Notice of LIBOR Replacement to U.S. Bank Trust Company, National Association, as Indenture Trustee, from Discover Bank, as Calculation Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2023

Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer